SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 30,2000
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                               Digitec 2000, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Nevada                           000-23291               54-1287957
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(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)

8 West 38th Street, New York, NY                                      10018
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(Address of Principal Executive Offices)                            (Zip Code)

Registrants' telephone number, including area code (212) 944-8888
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5: Other Events.

            Digitec 2000, Inc., a Nevada corporation, has received inquiries from two entities regarding possible acquisition transactions. Although neither inquiry has resulted in a term sheet or memorandum of understanding, the Company, as in the past, has elected to continue discussions in order to increase the value of its shareholders investment in the Company. There can be no assurances that the Company will successfully conclude any of these or future discussions or that the terms of any such a transaction will be acceptable to the Company's Board of Directors or shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Digitec 2000, Inc.
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                                                   (Registrant)


Date: October 30, 2000                  By: /s/ Frank C. Magliato
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                                            Frank C. Magliato
                                            President